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                                                                 EXHIBIT 10.11

                           BUSINESS PARTNERS PROGRAM
                     AUTHORIZED BUSINESS PARTNERS AGREEMENT

     This Agreement (the "Agreement") is between BBN Planet Corporation ("BBN Planet"), a Massachusetts corporation, located at 150 CambridgePark Drive, Cambridge, MA 02140 and you, the BBN Planet Business Partner ("BP")

1.   APPOINTMENT

     BBN Planet hereby appoints BP as a non-exclusive BP under the BBN Planet Authorized Business Partner Program in the United States, excluding U.S. territories, for the services and products made available by BBN Planet under the BBN Planet Authorized Business Partner Program (the "BP Program").

2.   BBN PLANET AUTHORIZED BUSINESS PARTNER PROGRAM

     2.1. Sales Agent. BP is authorized to act as a sales agent for BBN Program services and products for the purpose of generating orders from end user customers located in the U.S.

     2.2. Services and Products. BP shall have the right to acquire and use BBN Planet products and services made available to BP Program participants from time to time in the quantity and for the prices or fees established by BBN Planet for BP Program participants.

     2.3. Support. BP shall be entitled to receive the technical support services made available to BP Program participants from time to time under the terms and conditions established by BBN Planet.

     2.4. Marketing Services. BP shall be entitled to receive the marketing services of BBN Planet elects to provide from time to time to BBN Program participants.

     2.5. Program Terms Subject to Change. BBN Planet may change any of the terms for services and products offered to BP Program participants without prior notice to BP; provided, however, that BP shall be permitted to terminate this Agreement and its participation in the BP Program without cause upon any change in BBN Planet in these terms.

3.   BP PROGRAM SALES AGENT AUTHORITY

     3.1. BP shall not make any representations or statements regarding BBN Planet services and products other than those contained in BBN Planet marketing literature and promotional materials.

     3.2. BP acknowledges and agrees that the relationship between it and BBN Planet is that of independent contractors, and nothing in this Agreement shall be construed as making BP or any of its employees as an employee, partner or representative except as may be expressly provided in this Agreement.




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     3.3.   BP has neither expressed no implied authority to accept orders from customers on behalf of BBN Planet nor to enter into or modify contracts, whether oral or written, on behalf of BBN Planet.

4.   TERM AND TERMINATION

     This Agreement shall take effect on the date this Agreement is signed by both parties ("Effective Date"), and unless terminated earlier as provided herein, shall continue for a period of one (1) year thereafter (the "Term"). The Term of this Agreement shall automatically extend for an additional one (1) year period commencing on the expiration date of the then-current term unless either party has provided written notice of termination prior to such date. Either party shall have the right to terminate this Agreement at any time, without cause on the giving of thirty (30) days prior written notice. Neither party shall be responsible to the other for any costs or damages resulting from the termination of this Agreement. Upon expiration or termination of this Agreement, BP shall immediately cease all use of all BP Program materials and cease to represent itself as a BBN Planet BP. Should this Agreement be terminated prior to the expiration date, BP shall receive a pro rata refund.

5.   BP OBLIGATIONS

     5.1. BP represents and warrants that, to the best of its knowledge and belief, all the information it supplied in its BBN Program application is accurate in all material respects and undertakes that it will continue to be so during the term of this Agreement. Should there by any changes in such information during the term of this Agreement, BP shall promptly inform BP in writing of such changes.

     5.2. BP may represent itself as an authorized BBN Planet Business partner and sales agent for BBN Planet services and products. BP shall not represent that BP's products and services are affiliated with or endorsed by BBN Planet.

           BBN Planet hereby grants BP a non-exclusive, revocable right to use the BBN Planet Business Partner Logo (the "Logo") on BP's business cards, letterhead and in related sales, marketing and promotional materials in the manner set forth and subject to the color and size restrictions determined by BBN Planet from time to time. The Logo may not be used on BP's products in any way. BP agrees to submit to BBN Planet, upon request, samples of its use of the Logo for review. Upon expiration or termination of this Agreement, BP agrees to cease use of the Logo and destroy all materials in its possession which contain the Logo.

     5.3. BP shall participate in BBN Planet BP Program training activities as may be required by BBN Planet from time to time.

6.   ORDER ACCEPTANCE

     Unless otherwise agreed to in writing by BBN Planet, orders for BBN Planet products and services which are presented to BBN Planet shall not be deemed accepted by BBN Planet until such orders have been signed by BBN Planet and returned to BP.


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7.   COMMISSIONS

     BBN Planet shall pay commissions to BP for sale by BP of BBN Planet services and products made available under the BP Program in amounts determined from time to time by BBN Planet.

8.   PROPRIETARY RIGHTS

     8.1 All trademarks, service marks, trade names, or logos which identify BBN Planet services and products or BBN Planet's business are the exclusive property of BBN Planet and nothing in this Agreement shall serve to transfer to BP title to any intellectual property rights in or to BBN Planet services or products.

     8.2 BP shall use and disseminate only current BBN Planet-provided sales and promotional materials.

9.   CONFIDENTIALITY

     Each party shall retain in confidence all information and know-how transmitted to the other that the disclosing party has identified as being proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential, and will made no use of such information and know-how except under the terms and during the term of this Agreement. However, neither party shall have an obligation to maintain the confidentiality of information that
(i) it rightfully received from another party prior to its receipt from the disclosing party; (ii) the disclosing party has disclosed to a third party without any obligation to maintain such information in confidence; (iii) enters the public domain by some action other than breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party. Each party shall safeguard proprietary or confidential information disclosed by the other using the same degree of care it uses to safeguards its own proprietary and confidential information but, in no event, shall use less than a reasonable degree of care. Each party's obligation under this paragraph shall extend for a period of three (3) years following termination or expiration of this Agreement.

10.  LIMITED WARRANTY

     EXCEPT ANY EXPRESS WARRANTIES AS MAY BE SET FORTH IN BBN PLANET SERVICE AND PRODUCT AGREEMENTS MADE AVAILABLE UNDER THE BP PROGRAM, BBN PLANET DISCLAIMS ALL WARRANTIES WITH REGARD TO SERVICES AND PRODUCTS RECEIVED UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.  LIMITATION OF LIABILITY

     NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR INDIRECT DAMAGES, INCLUDING, BUT NOT LIMITED

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TO, DAMAGES RESULTING FROM THE USE OR INABILITY TO USE THE SERVICES OR
PRODUCTS, DELAY OF DELIVERY OR LOSS OR PROFITS, REVENUE, DATA OR GOODWILL, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMIT OF MONETARY DAMAGES AGAINST BBN PLANET UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS PAID BY BUSINESS PARTNER TO BBN PLANET UNDER THE BUSINESS PARTNER PROGRAM.

12.  GENERAL

     12.1 All legal notices required to be given in connection with this Agreement shall be deemed delivered two (2) business days after they are sent by air express courier (e.g., Federal Express), charges prepaid, return receipt requested, and addressed as follows:

             BP:    (name and address set forth in this Agreement)

             MS:    BBN PLANET CORPORATION
                    150 CambridgePark Drive
                    Cambridge, MA  02140

             Attn:  Director, Contracts

or to such other address as the party to receive the notice so designates by written notice to the other.

     12.2. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the Effective Date of this Agreement and signed on behalf of BP and BBN Planet and their respective duly authorized representative.

     12.3. If this Agreement shall be terminated or held by a court of competent jurisdiction to be invalid, illegal or unenforceable as to particular provisions, this Agreement shall remain in full force and effect as to the remaining provisions.

     12.4. No waiver of any breach of any provisions of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative.

     12.5. This Agreement, and any rights or obligations hereunder, shall not be assigned or sublicensed by BP, without BBN Planet's prior written consent.

     12.6. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts of law principles.


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     Each of the parties has read, understood and agrees to comply with these terms and conditions.


BP:  HomeCom                BBN PLANET CORPORATION


By: /s/ Harvey Sax          By: /s/ Ken Wheeler
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Name: Harvey Sax            Name: Ken Wheeler
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Title: President            Title: Mgr. B P Program
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Date: 5/9/96                Date: 5/14/96
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